MS SA-2

                          SUPPLEMENT DATED JULY 1, 2007
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007
                                       OF
                        FRANKLIN MUTUAL SERIES FUND, INC.
    (Mutual Beacon Fund, Mutual Discovery Fund, Mutual European Fund, Mutual
       Financial Services Fund, Mutual Qualified Fund, Mutual Shares Fund)


The Statement of Additional Information is amended as follows:

Under the section, "Management and Other Services - Management Fees" on page 30, management fees payable annually by Mutual Discovery Fund and Mutual Shares Fund to the manager for its services, as a percentage of average daily net assets, are revised as follows:

DISCOVERY FUND

o 0.80% of the value of net assets up to and including $4 billion

o 0.77% of the value of net assets over $4 billion up to and including
$7 billion

o 0.75% of the value of net assets over $7 billion up to and including
$10 billion

o 0.73% of the value of net assets over $10 billion up to and including $13 billion

o 0.71% of the value of net assets over $13 billion up to and including $16 billion

o 0.69% of the value of net assets over $16 billion


MUTUAL SHARES FUND

o 0.60% of the value of net assets up to and including $5 billion

o 0.57% of the value of net assets over $5 billion up to and including
$10 billion

o 0.55% of the value of net assets over $10 billion up to and including $15 billion

o 0.53% of the value of net assets over $15 billion up to and including $20 billion

o 0.51% of the value of net assets over $20 billion up to and including $25 billion

o 0.49% of the value of net assets over $25 billion



               Please keep this supplement for future reference